                                        ASSIGNMENT AND ASSUMPTION AGREEMENT

         ASSIGNMENT AND ASSUMPTION  AGREEMENT,  dated July 28, 2006, between  Residential  Funding  Corporation,  a
Delaware  corporation  ("RFC") and  Residential  Funding  Mortgage  Securities  I, Inc., a  Delaware
corporation (the "Company").

                                                     Recitals

         I.       RFC has entered into contracts ("Seller  Contracts") with various  seller/servicers,  pursuant to which such seller/servicers sell to RFC mortgage loans.

         II.      The Company wishes to purchase from RFC certain  Mortgage Loans (as hereinafter  defined) sold to
RFC pursuant to the Seller Contracts.

         III.     The  Company,  RFC, as master  servicer  and U.S.  Bank  National  Association,  as trustee  (the
"Trustee"),  are entering  into a Series  Supplement,  dated as of July 1, 2006 (the "Series  Supplement"),  to the
Standard Terms of Pooling and Servicing  Agreement,  dated as of June 1, 2006 (together with the Series Supplement, the "Pooling and  Servicing  Agreement"),  pursuant to which the Company  proposes to issue  Mortgage  Pass-Through
Certificates,  Series 2006-S6 (the  "Certificates")  consisting of classes  designated as the Class A-1, Class A-2,
Class A-3, Class A-4, Class A-5,  Class A-6, Class A-7, Class A-8, Class A-9, Class A-10,  Class A-11,  Class A-12,
Class  A-13,  Class A-14,  Class A-15,  Class A-16,  Class A-V,  Class A-P,  Class R-I and Class R-II  Certificates
(collectively,  the "Senior  Certificates"),  Class M-1, Class M-2 and Class M-3  Certificates  (collectively,  the
"Class M  Certificates")  and  Class  B-1,  Class  B-2 and  Class  B-3  Certificates  (collectively,  the  "Class B
Certificates"),  representing  beneficial  ownership  interests in a trust fund  consisting  primarily of a pool of mortgage loans identified in Exhibit One to the Series Supplement (the "Mortgage Loans").

         IV.      In connection with the purchase of the Mortgage  Loans,  the Company will assign to RFC the Class
A-P  Certificates,  Class A-V  Certificates  and a de  minimis  portion  of each of the  Class R-I  and Class  R-II
Certificates (the "Retained Certificates").

         V.       In connection with the purchase of the Mortgage Loans and the issuance of the  Certificates,  RFC wishes to make certain  representations  and  warranties  to the Company and to assign  certain of its rights under the Seller  Contracts to the  Company,  and the Company  wishes to assume  certain of RFC's  obligations  under the
Seller Contracts.

         VI.      The  Company  and RFC intend that the  conveyance  by RFC to the Company of all its right,  title and interest in and to the Mortgage Loans pursuant to this Agreement  shall  constitute a purchase and sale and not a loan.

         NOW  THEREFORE,  in  consideration  of the  recitals  and the  mutual  promises  herein and other good and valuable consideration, the parties agree as follows:

Section 1.          All capitalized  terms used but not defined herein shall have the meanings  assigned thereto in the Pooling and Servicing Agreement.

Section 2.          Concurrently  with the  execution  and  delivery  hereof,  RFC hereby  assigns  to the  Company without  recourse all of its right,  title and interest in and to the Mortgage  Loans,  including  all interest and principal,  and with  respect  to the Sharia  Mortgage  Loans,  all  amounts  in  respect  of profit  payments  and acquisition  payments,  received on or with respect to the Mortgage  Loans after July 1, 2006 (other than  payments of  principal  and  interest,  and with  respect to the Sharia  Mortgage  Loans,  all  amounts in respect of profit payments and acquisition  payments,  due on the Mortgage Loans in July 2006). In  consideration of such assignment,
RFC  or  its  designee  will  receive  from  the  Company  in  immediately  available  funds  an  amount  equal  to
$570,408,085.04  plus the Class A-P  Certificates,  the Class A-V  Certificates  and a de  minimis  portion  of the
Retained  Certificates.  In connection with such assignment and at the Company's  direction,  RFC has in respect of each  Mortgage Loan endorsed the related  Mortgage  Note (other than any Destroyed  Mortgage  Note) to the order of the Trustee and delivered an assignment of mortgage or security  instrument,  as applicable,  in recordable form to the  Trustee  or its  agent.  A  "Destroyed  Mortgage  Note"  means a  Mortgage  Note the  original  of  which  was permanently lost or destroyed.

         RFC and the Company agree that the sale of each Pledged Asset Loan  pursuant to this  Agreement  will also constitute  the  assignment,  sale,  setting-over,  transfer and conveyance to the Company,  without  recourse (but subject  to  RFC's  covenants,  representations  and  warranties  specifically  provided  herein),  of all of RFC's obligations  and all of RFC's  right,  title and  interest  in, to and under,  whether now  existing  or  hereafter acquired  as  owner  of  such  Pledged  Asset  Loan  with  respect  to any  and  all  money,  securities,  security entitlements,  accounts,  general  intangibles,  payment  intangibles,  instruments,  documents,  deposit accounts, certificates of deposit,  commodities contracts,  and other investment property and other property of whatever kind or description  consisting of,  arising from or related to,  (i) the Credit Support Pledge  Agreement,  the Funding
and Pledge  Agreement  among the Mortgagor or other Person  pledging the related  Pledged Assets (the  "Customer"),
Combined  Collateral LLC and National  Financial  Services  Corporation,  and the Additional  Collateral  Agreement
between GMAC Mortgage  Corporation and the Customer  (collectively,  the "Assigned  Contracts"),  (ii) all  rights, powers  and  remedies  of RFC as  owner  of such  Pledged  Asset  Loan  under or in  connection  with the  Assigned
Contracts,  whether  arising  under the terms of such  Assigned  Contracts,  by  statute,  at law or in equity,  or otherwise  arising  out of any  default  by the  Mortgagor  under or in  connection  with the  Assigned  Contracts, including  all rights to exercise  any election or option or to make any  decision or  determination  or to give or receive any notice, consent,  approval or waiver thereunder,  (iii) the Pledged Amounts and all money,  securities, security  entitlements,  accounts,  general  intangibles,  payment  intangibles,  instruments,  documents,  deposit accounts,  certificates of deposit,  commodities  contracts,  and other  investment  property and other property of whatever kind or description and, all cash and non-cash proceeds of the sale,  exchange,  or redemption of, and all stock or conversion rights, rights to subscribe,  liquidation dividends or preferences,  stock dividends, rights to interest,  dividends,  earnings,  income, rents, issues, profits,  interest payments or other distributions of cash or other  property  that  secures a Pledged  Asset  Loan,  (iv) all  documents,  books and records  concerning  the foregoing  (including all computer  programs,  tapes,  disks and related items containing any such information) and
(v) all insurance  proceeds  (including  proceeds from the Federal Deposit Insurance  Corporation or the Securities
Investor  Protection  Corporation or any other insurance  company) of any of the foregoing or replacements  thereof or substitutions therefor,  proceeds of proceeds and the conversion,  voluntary or involuntary, of any thereof. The foregoing  transfer,  sale,  assignment  and  conveyance  does not  constitute and is not intended to result in the creation,  or an assumption by the Company,  of any  obligation of RFC, or any other Person in connection  with the
Pledged Assets or under any agreement or instrument  relating  thereto,  including any obligation to the Mortgagor, other than as owner of the Pledged Asset Loan.

         The  Company  and RFC  intend  that the  conveyance  by RFC to the  Company  of all its  right,  title and interest in and to the Mortgage  Loans  pursuant to this  Section 2  shall be, and be  construed  as, a sale of the
Mortgage Loans by RFC to the Company.  It is,  further,  not intended that such conveyance be deemed to be a pledge of the Mortgage  Loans by RFC to the Company to secure a debt or other  obligation  of RFC.  However,  in the event that the  Mortgage  Loans are held to be property of RFC, or if for any reason this  Agreement is held or deemed to create a security interest in the Mortgage Loans,  then it is intended that (a) this  Agreement shall be a security agreement  within the  meaning  of  Articles 8  and 9 of the  Minnesota  Uniform  Commercial  Code and the  Uniform
Commercial Code of any other  applicable  jurisdiction;  (b) the  conveyance  provided for in this Section shall be deemed to be, and hereby is, a grant by RFC to the  Company of a security  interest  in all of RFC's  right,  title and  interest,  whether  now  owned or  hereafter  acquired,  in and to any and all  general  intangibles,  payment intangibles,  accounts, chattel paper, instruments,  documents,  money, deposit accounts,  certificates of deposit, goods,  letters of credit,  advices of credit and  investment  property  consisting of, arising from or relating to any of the following:  (A) the Mortgage Loans,  including  (i) with  respect to each Cooperative  Loan, the related
Mortgage Note,  Security  Agreement,  Assignment of Proprietary Lease,  Cooperative Stock Certificate,  Cooperative
Lease,  any insurance  policies and all other  documents in the related  Mortgage  File,  (ii) with respect to each
Sharia  Mortgage Loan, the related Sharia  Mortgage Loan Security  Instrument,  Sharia  Mortgage Loan  Co-Ownership
Agreement,  Obligation to Pay, Assignment  Agreement and Amendment of Security  Instrument,  any insurance policies and all other  documents in the related  Mortgage  File and  (iii) with  respect to each Mortgage Loan other than a
Cooperative  Loan or a Sharia Mortgage Loan, the related  Mortgage Note, the Mortgage,  any insurance  policies and all other  documents in the related  Mortgage  File,  (B) all  monies due or to become due pursuant to the Mortgage
Loans in accordance  with the terms thereof and (C) all  proceeds of the conversion,  voluntary or involuntary,  of the foregoing into cash, instruments,  securities or other property,  including without limitation all amounts from time to time held or invested in the  Certificate  Account or the Custodial  Account,  whether in the form of cash, instruments,  securities or other property;  (c) the possession by the Trustee, the Custodian or any other agent of the  Trustee  of  Mortgage  Notes or such  other  items of  property  as  constitute  instruments,  money,  payment intangibles,  negotiable  documents,  goods,  deposit  accounts,  letters of credit,  advices of credit  investment property or chattel paper shall be deemed to be possession  by the secured  party,  or possession by a purchaser or a person  designated  by such secured  party,  for purposes of  perfecting  the security  interest  pursuant to the
Minnesota  Uniform  Commercial  Code  and  the  Uniform  Commercial  Code  of  any  other  applicable  jurisdiction
(including,  without  limitation,  Sections  8-106,  9-313 and 9-106  thereof);  and  (d) notifications  to persons holding such property,  and  acknowledgments,  receipts or confirmations from persons holding such property,  shall be deemed notifications to, or acknowledgments receipts or confirmations from, securities  intermediaries,  bailees or agents of, or persons  holding for (as  applicable)  the Trustee for the  purpose of  perfecting  such  security interest under  applicable  law. RFC shall,  to the extent  consistent  with this  Agreement,  take such reasonable actions as may be necessary to ensure that, if this  Agreement  were  determined  to create a security  interest in the Mortgage  Loans and the other  property  described  above,  such security  interest would be determined to be a perfected  security  interest of first priority under  applicable law and will be maintained as such throughout the term of this  Agreement.  Without  limiting the generality of the  foregoing,  RFC shall prepare and deliver to the
Company not less than 15 days prior to any filing  date,  and the Company  shall file,  or shall cause to be filed, at the expense of RFC, all filings  necessary  to maintain the  effectiveness  of any  original  filings  necessary under the Uniform  Commercial Code as in effect in any jurisdiction to perfect the Company's  security  interest in or lien on the Mortgage  Loans,  including  without  limitation  (x) continuation  statements,  and (y) such  other statements  as may be  occasioned by (1) any  change of name of RFC or the Company,  (2) any  change of location of the place of business  or the chief  executive  office of RFC or,  (3) any  transfer of any  interest of RFC in any
Mortgage Loan.

         Notwithstanding  the foregoing,  (i) the Master  Servicer  shall retain all servicing  rights  (including, without  limitation,  primary servicing and master servicing) relating to or arising out of the Mortgage Loans, and all rights to receive  servicing fees,  servicing income and other payments made as compensation for such servicing granted to it under the Pooling and  Servicing  Agreement  pursuant to the terms and  conditions  set forth therein
(collectively,  the "Servicing  Rights") and (ii) the  Servicing Rights are not included in the collateral in which
RFC grants a security interest pursuant to the immediately preceding paragraph.

Section 3.          Concurrently  with the  execution  and  delivery  hereof,  the  Company  hereby  assigns to RFC without  recourse all of its right,  title and interest in and to the Class A-P and Class A-V Certificates and a de
minimis portion of the Retained  Certificates as part of the  consideration  payable to RFC by the Company pursuant to this Agreement.

Section 4.          RFC  represents  and  warrants  to the  Company  that on the date of  execution  hereof (or, if otherwise specified below, as of the date so specified):

(i)      The  information  set forth in Exhibit One to the Series  Supplement with respect to each Mortgage Loan or the  Mortgage  Loans,  as the case may be, is true and  correct,  in all  material  respects,  at the date or dates respecting which such information is furnished;

(ii)     Each  mortgage  loan with a  Loan-to-Value  Ratio at  origination  in excess of 80%,  will be insured by a primary mortgage  insurance policy (a "Primary  Insurance  Policy")  covering at least 30% of the principal balance of the Mortgage Loan at origination if the  Loan-to-Value  Ratio is between 95.00% and 90.01%,  at least 25% of the balance of the mortgage loan at origination if the Loan-to-Value  Ratio is between 90.00% and 85.01%,  and at least
12% of the balance of the mortgage loan at  origination  if the  Loan-to-Value  Ratio is between 85.00% and 80.01%.
To the best of the  Company's  knowledge,  each such Primary  Insurance  Policy is in full force and effect and the
Trustee is entitled to the benefits thereunder;

(iii)    Each Primary  Insurance  Policy insures the named insured and its  successors and assigns,  and the issuer of the Primary  Insurance Policy is an insurance  company whose  claims-paying  ability is currently  acceptable to the Rating Agencies;

(iv)     Immediately  prior to the assignment of the Mortgage Loans to the Company,  RFC had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge,  lien,  encumbrance or security interest (other than rights to  servicing  and related  compensation  and,  with  respect to certain  Mortgage  Loans,  the monthly payment due on the first Due Date following the Cut-off  Date),  and no action has been taken or failed to be taken by RFC that would materially  adversely affect the  enforceability of any Mortgage Loan or the interests therein of any holder of the Certificates;

(v)      No Mortgage  Loan was 30 or more days  delinquent  in payment of principal  and interest as of the Cut-off
Date and no Mortgage Loan has been so delinquent more than once in the 12-month period prior to the Cut-off Date;

(vi)     Subject to clause (v) above as respects  delinquencies,  there is no default,  breach,  violation or event of  acceleration  existing  under any Mortgage Note or Mortgage and no event which,  with notice and  expiration of any grace or cure period,  would  constitute a default,  breach,  violation or event of  acceleration,  and no such default,  breach,  violation or event of acceleration has been waived by the Seller or by any other entity involved in originating or servicing a Mortgage Loan;

(vii)    There is no delinquent tax or assessment lien against any Mortgaged Property;

(viii)   No  Mortgagor  has any right of  offset,  defense  or  counterclaim  as to the  related  Mortgage  Note or
Mortgage except as may be provided under the Servicemembers Civil Relief Act;

(ix)     None of the Mortgage Loans are Buy-Down Mortgage Loans;

(x)      There are no mechanics'  liens or claims for work,  labor or material  affecting  any  Mortgaged  Property which are or may be a lien prior to, or equal with,  the lien of the related  Mortgage,  except such liens that are insured or indemnified against by a title insurance policy described under clause (xv) below;

(xi)     Each  Mortgaged  Property  is free of damage  and in good  repair and no notice of  condemnation  has been given with respect  thereto and RFC knows of nothing  involving  any Mortgaged  Property  that could  reasonably be expected to materially adversely affect the value or marketability of any Mortgaged Property;

(xii)    Each Mortgage Loan at the time it was made complied in all material  respects with all  applicable  local, state and federal laws, including, but not limited to, all applicable anti-predatory lending laws;

(xiii)   Each Mortgage  contains  customary and enforceable  provisions which render the rights and remedies of the holder adequate to realize the benefits of the security against the Mortgaged  Property,  including (i) in the case of a  Mortgage  that is a deed of trust,  by  trustee's  sale,  (ii) by summary  foreclosure,  if  available  under applicable law, and (iii) otherwise by foreclosure,  and there is no homestead or other exemption  available to the
Mortgagor  that would  interfere with such right to sell at a trustee's  sale or right to  foreclosure,  subject in each case to applicable  federal and state laws and judicial  precedents  with respect to  bankruptcy  and right of redemption;

(xiv)    With respect to each Mortgage that is a deed of trust,  a trustee duly qualified  under  applicable law to serve as such is properly  named,  designated  and serving,  and except in connection  with a trustee's  sale after default by a  Mortgagor,  no fees or expenses  are payable by the Seller or RFC to the trustee  under any  Mortgage that is a deed of trust;

(xv)     A policy of title  insurance in the form and amount  required by the Program Guide was effective as of the closing of each  Mortgage  Loan,  is valid and binding and remains in full force and effect,  unless the  Mortgaged
Properties  are located in the State of Iowa and an  attorney's  certificate  has been provided as described in the
Program Guide;

(xvi)    The Mortgage Loans are conventional,  fixed rate, fully-amortizing,  (subject to interest only periods, if applicable)  first  lien  mortgage  loans  having  terms to  maturity  of not more than 30 years,  from the date of origination or  modification  with monthly  payments due, with respect to a majority of the Mortgage  Loans, on the first day of each month;

(xvii)   No Mortgage Loan provides for deferred interest or negative amortization;

(xviii)  The  improvements  upon the  Mortgaged  Properties  are insured  against loss by fire and other hazards as required by the Program Guide  including  flood  insurance if required  under the National  Flood  Insurance Act of
1968,  as amended.  The Mortgage  requires the Mortgagor to maintain  such  casualty  insurance at the  Mortgagor's expense,  and on the  Mortgagor's  failure to do so,  authorize  the holder of the  Mortgage to obtain and maintain such insurance at the Mortgagor's expense and to seek reimbursement therefore from the Mortgagor;

(xix)    If any of the  Mortgage  Loans are  secured  by a  leasehold  interest,  with  respect  to each  leasehold interest:  the use of leasehold  estates for residential  properties is an accepted  practice in the area where the related  Mortgaged  Property is located;  residential  property in such area  consisting  of  leasehold  estates is readily  marketable;  the lease is recorded  and no party is in any way in breach of any  provision  of such lease;
the  leasehold  is in full  force and  effect and is not  subject  to any prior  lien or  encumbrance  by which the leasehold  could be  terminated or subject to any charge or penalty;  and the remaining  term of the lease does not terminate less than ten years after the maturity date of such Mortgage Loan;

(xx)     Each Assigned  Contract  relating to each Pledged Asset Loan is a valid,  binding and legally  enforceable obligation of the parties  thereto,  enforceable in accordance  with their terms,  except as limited by bankruptcy, insolvency or other similar laws affecting generally the enforcement of creditor's rights;

(xxi)    The Assignor is the holder of all of the right,  title and  interest as owner of each  Pledged  Asset Loan in and to each of the Assigned  Contracts  delivered and sold to the Company  hereunder,  and the assignment hereof by RFC validly  transfers  such right,  title and  interest to the Company free and clear of any pledge,  lien,  or security interest or other encumbrance of any Person;

(xxii)   The full  amount  of the  Pledged  Amount  with  respect  to such  Pledged  Asset  Mortgage  Loan has been deposited with the custodian under the Credit Support Pledge  Agreement and is on deposit in the custodial  account held thereunder as of the date hereof;

(xxiii)  RFC is a member of MERS, in good standing,  and current in payment of all fees and assessments  imposed by
MERS,  and has complied with all rules and  procedures of MERS in connection  with its assignment to the Trustee as assignee of the Company of the Mortgage  relating to each Mortgage Loan that is  registered  with MERS,  including, among other things,  that RFC shall have confirmed the transfer to the Trustee,  as assignee of the Company, of the
Mortgage on the MERS(R)System;

(xxiv)   No  instrument  of release or waiver has been  executed in  connection  with the  Mortgage  Loans,  and no
Mortgagor has been released, in whole or in part from its obligations in connection with a Mortgage Loan;

(xxv)    With respect to each Mortgage  Loan,  either (i) the Mortgage  Loan is assumable  pursuant to the terms of the Mortgage Note or (ii) the Mortgage Loan contains a customary  provision for the  acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related  Mortgaged  Property is sold without the prior consent of the mortgagee thereunder;

(xxvi)   The proceeds of the Mortgage Loan have been fully  disbursed,  there is no requirement for future advances thereunder  and any and all  requirements  as to  completion  of any  on-site or  off-site  improvements  and as to disbursements  of any escrow funds  therefor  (including  any escrow funds held to make  Monthly  Payments  pending completion  of such  improvements)  have been  complied  with.  All costs,  fees and  expenses  incurred in making, closing or recording the Mortgage Loans were paid;

(xxvii)  Except with respect to  approximately  1.97% of the Mortgage Loans, the appraisal was made by an appraiser who meets the minimum qualifications for appraisers as specified in the Program Guide;

(xxviii) To the best of RFC's  knowledge,  any escrow  arrangements  established  with respect to any Mortgage Loan are in compliance  with all applicable  local,  state and federal laws and are in compliance  with the terms of the related Mortgage Note;

(xxix)   Each Mortgage Loan was originated (1) by a savings and loan  association,  savings bank,  commercial bank, credit  union,  insurance  company or similar  institution  that is  supervised  and examined by a federal or state authority,  (2) by a mortgagee  approved by the  Secretary  of HUD pursuant to Sections 203 and 211 of the National
Housing  Act,  as  amended  or (3) by a  mortgage  broker  or  correspondent  lender  in a  manner  such  that  the
Certificates  would  qualify as  "mortgage  related  securities"  within the  meaning  of Section  3(a)(41)  of the
Securities Exchange Act of 1934, as amended;

(xxx)    All  improvements  which were considered in determining  the Appraised  Value of the Mortgaged  Properties
lie wholly within the boundaries and the building restriction lines of the Mortgaged  Properties,  or the policy of title insurance  affirmatively insures against loss or damage by reason of any violation,  variation,  encroachment or adverse circumstance that either is disclosed or would have been disclosed by an accurate survey;

(xxxi)   Each Mortgage  Note and Mortgage  constitutes a legal,  valid and binding  obligation of the borrower,  or the consumer in the case of the Sharia Mortgage  Loans,  enforceable in accordance with its terms except as limited by bankruptcy, insolvency or other similar laws affecting generally the enforcement of creditor's rights;

(xxxii)  None of the Mortgage Loans are subject to the Home Ownership and Equity Protection Act of 1994;

(xxxiii)  None of the Mortgage Loans are loans that,  under  applicable state or local law in effect at the time of origination  of the  loan,  are  referred  to as (1)  "high-cost"  or  "covered"  loans  or (2) any  other  similar designation if the law imposes greater  restrictions or additional  legal liability for residential  mortgage loans with high interest rates, points and/or fees;

(xxxiv)   No Mortgage Loan was originated on or after October 1, 2002 and before  March 7,  2003,  which is secured by property located in the State of Georgia;

(xxxv)   No Mortgage  Loan is a High Cost Loan or Covered  Loan,  as  applicable  (as such terms are defined in the
Appendix E of the Standard & Poor's Glossary For File Format For LEVELS(R)Version 5.6c Revised  (attached  hereto as
Exhibit A);  provided  that no  Qualified  Substitute  Mortgage  Loan shall be a High Cost Loan or Covered Loan (as such terms are  defined in  Appendix E of the S&P's  Glossary  For File Format For LEVELS(R)in effect on the date of substitution),  unless the Company  shall have  received  from S&P written  confirmation  that the inclusion of any such Mortgage Loan will not adversely affect the then current ratings assigned to any of the Certificates by S&P;

(xxxvi)  Each mortgage loan constitutes a qualified  mortgage under Section  860G(a)(3)(A) of the Code and Treasury
Regulations Section 1.860G-2(A)(1);

(xxxvii) With respect to each Sharia  Mortgage  Loan,  mortgage  pass-through  certificates  or notes  representing interests in mortgage  loans that are in all material  respects of the same type as the Mortgage  Loans,  and which are structured to be  permissible  under Islamic law utilizing a declining  balance  co-ownership  structure,  have been, for a least one year prior to the date hereof,  (a) held by investors other than employee  benefit plans, and
(b) rated at least BBB- or Baa3, as applicable, by a Rating Agency; and

(xxxviii)         No fraud  or  misrepresentation  has  taken  place in  connection  with  the  origination  of any
Mortgage Loan.

         RFC shall provide  written  notice to GMAC Mortgage  Corporation of the sale of each Pledged Asset Loan to the Company  hereunder  and by the Company to the Trustee  under the  Pooling and  Servicing  Agreement,  and shall maintain the Schedule of Additional  Owner  Mortgage  Loans (as defined in the Credit  Support  Pledge  Agreement), showing the Trustee as the  Additional  Owner of each such Pledged Asset Loan,  all in accordance  with Section 7.1 of the Credit Support Pledge Agreement.

         Upon  discovery  by RFC or upon  notice  from the  Company  or the  Trustee  of a breach of the  foregoing representations  and  warranties  in respect of any  Mortgage  Loan which  materially  and  adversely  affects  the interests of any holders of the  Certificates  or of the Company in such Mortgage Loan or upon the  occurrence of a
Repurchase  Event  (hereinafter  defined),  notice of which breach or  occurrence  shall be given to the Company by
RFC, if it discovers  the same,  RFC shall,  within 90 days after the earlier of its discovery or receipt of notice thereof,  either cure such breach or Repurchase Event in all material respects or, except as otherwise  provided in
Section 2.04 of the Pooling and  Servicing  Agreement,  either (i) purchase  such Mortgage Loan from the Trustee or the Company,  as the case may be, at a price equal to the Purchase Price for such Mortgage Loan or (ii)  substitute a Qualified  Substitute  Mortgage Loan or Loans for such Mortgage Loan in the manner and subject to the limitations set forth in Section 2.04 of the Pooling and  Servicing  Agreement.  If the breach of  representation  and warranty that gave rise to the  obligation  to  repurchase  or substitute a Mortgage Loan pursuant to this Section 4 was the representation  set forth in clause  (xii) or  (xxxviii)  of this  Section 4, then RFC shall pay to the Trust Fund, concurrently  with and in addition to the  remedies  provided in the  preceding  sentence,  an amount  equal to any liability,  penalty or expense that was actually  incurred and paid out of or on behalf of the Trust Fund, and that directly  resulted from such breach,  or if incurred and paid by the Trust Fund thereafter,  concurrently with such payment.

Section 5.          With respect to each Mortgage Loan, a first lien repurchase  event  ("Repurchase  Event") shall have occurred if it is discovered  that,  as of the date thereof,  the related  Mortgage was not a valid first lien on the related  Mortgaged  Property subject only to (i) the lien of real property taxes and assessments not yet due and payable,  (ii) covenants,  conditions,  and restrictions,  rights of way, easements and other matters of public record as of the date of recording of such  Mortgage and such  permissible  title  exceptions  as are listed in the
Program  Guide and (iii) other  matters to which like  properties  are  commonly  subject  which do not  materially adversely affect the value, use, enjoyment or marketability of the Mortgaged  Property.  In addition,  with respect to any  Mortgage  Loan  listed  on the  attached  Schedule  A with  respect  to which  any  document  or  documents constituting  a part of the Mortgage File are missing or defective in any material  respect as to which the Company delivers to the Trustee or the Custodian an affidavit  certifying that the original  Mortgage Note has been lost or destroyed,  if such  Mortgage  Loan  subsequently  is in default  and the  enforcement  thereof  or of the  related
Mortgage is  materially  adversely  affected by the absence or  defectiveness  of any such document or documents of the  original  Mortgage  Note,  a  Repurchase  Event shall be deemed to have  occurred and RFC will be obligated to repurchase or substitute for such Mortgage Loan in the manner set forth in Section 4 above.

Section 6.          This  Agreement  shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person shall have any right or obligation hereunder.

                                                  [Signature Page Follows]

         IN WITNESS  WHEREOF,  the parties have entered into this  Assignment and Assumption  Agreement on the date first written above.

                                                     RESIDENTIAL FUNDING CORPORATION

                                                     By:      /s/Tim Jacobson
                                                         Name:    Tim Jacobson
                                                         Title:   Associate

                                                     RESIDENTIAL FUNDING MORTGAGE
                                                     SECURITIES I, INC.

                                                     By:    /s/Joseph Orning
                                                         Name:  Joseph Orning
                                                         Title: Vice President

                                                     EXHIBIT A

APPENDIX E - STANDARD & POOR'S PREDATORY LENDING CATEGORIES

Standard & Poor's has categorized loans governed by anti-predatory lending laws in the Jurisdictions listed below into three categories based upon a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in Standard & Poor's High Cost Loan Category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

                                                                                             REVISED April 18, 2006

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

---------------------------------------------------------------------------------------------------------------------
        State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------- ------------------------------------------------- --------------------------------
Arkansas                           Arkansas    Home    Loan     Protection     Act,     High Cost Home Loan
                                   Ark. Code Ann.ss.ss.23-53-101 et seq.

                                   Effective July 16, 2003
---------------------------------- ------------------------------------------------- --------------------------------
Cleveland Heights,                 Ordinance  No.  72-2003  (PSH),   Mun.  Codess.ss.   Covered Loan
OH                                 757.01 et seq.

                                   Effective June 2, 2003
---------------------------------- ------------------------------------------------- --------------------------------
Colorado                           Consumer  Equity   Protection,   Colo.               Covered Loan
                                   Stat. Ann.ss.ss.5-3.5-101 et seq.

                                   Effective  for covered  loans offered or entered
                                   into  on  or  after   January  1,  2003.   Other
                                   provisions  of the Act  took  effect  on June 7,
                                   2002
---------------------------------- ------------------------------------------------- --------------------------------
Connecticut                        Connecticut  Abusive Home Loan Lending               High Cost Home Loan
                                   Practices  Act,  Conn.  Gen. Stat.ss.ss.36a-746 et
                                   seq.

                                   Effective October 1, 2001
---------------------------------- ------------------------------------------------- --------------------------------
District of Columbia               Home  Loan   Protection   Act,   D.C.   Codess.ss.   Covered Loan
                                   26-1151.01 et seq.

                                   Effective  for loans closed on or after  January
                                   28, 2003
---------------------------------- ------------------------------------------------- --------------------------------
Florida                            Fair Lending Act,  Fla.  Stat. Ann.ss.ss.            High Cost Home Loan
                                   494.0078 et seq.

                                   Effective October 2, 2002
---------------------------------- ------------------------------------------------- --------------------------------
Georgia                            (Oct.   Georgia  Fair Lending  Act,  Ga.  Code       High Cost Home Loan
                                   1, 2002 - Mar. 6, 2003) Ann.ss.ss.7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------- ------------------------------------------------- --------------------------------
Georgia as                         Georgia  Fair Lending  Act,  Ga.  Code               High Cost Home Loan
                                   amended (Mar. 7, 2003 - current)
                                   Ann.ss.ss.7-6A-1 et seq.

                                   Effective  for loans closed on or after March 7,
                                   2003
---------------------------------- ------------------------------------------------- --------------------------------
HOEPA Section 32                   Home  Ownership  and  Equity  Protection  Act of     High Cost Loan
                                   1994, 15 U.S.C.ss.1639, 12 C.F.R.ss.ss.226.32 and
                                   226.34

                                   Effective  October 1, 1995,  amendments  October
                                   1, 2002
---------------------------------- ------------------------------------------------- --------------------------------
Illinois                           High Risk Home  Loan Act,  Ill.  Comp.               High Risk Home Loan
                                   Stat. tit. 815,ss.ss.137/5 et seq.

                                   Effective  January 1, 2004  (prior to this date,
                                   regulations under  Residential  Mortgage License
                                   Act effective from May 14, 2001)
---------------------------------- ------------------------------------------------- --------------------------------
Kansas                             Consumer Credit Code, Kan.  Stat. Ann.               High  Loan  to  Value  Consumer
                                   ss.ss.16a-1-101 et seq.                              Loan (id.ss.16a-3-207) and;

                                   Sections    16a-1-301   and   16a-3-207   became
                                   effective  April 14,  1999;  Section  16a-3-308a
                                   became effective July 1, 1999
---------------------------------- ------------------------------------------------- --------------------------------
                                                                                        High APR  Consumer  Loan (id.ss.
                                                                                        16a-3-308a)
---------------------------------- ------------------------------------------------- --------------------------------
Kentucky                           2003 KY H.B.  287 - High Cost Home Loan Act, Ky.     High Cost Home Loan
                                   Rev. Stat.ss.ss.360.100 et seq.

                                   Effective June 24, 2003
---------------------------------- ------------------------------------------------- --------------------------------
Maine                              Truth in Lending,  Me. Rev.  Stat.  tit. 9-A,ss.ss.  High Rate High Fee Mortgage
                                   8-101 et seq.

                                   Effective  September  29,  1995  and as  amended
                                   from time to time
---------------------------------- ------------------------------------------------- --------------------------------
Massachusetts                      Part 40 and  Part  32,  209  C.M.R.ss.ss.32.00 et    High Cost Home Loan
                                   seq. and 209 C.M.R.ss.ss.40.01 et seq.

                                   Effective  March 22, 2001 and amended  from time
                                   to time
---------------------------------- ------------------------------------------------- --------------------------------
Nevada                             Assembly  Bill  No.  284,  Nev.  Rev.  Stat.ss.ss.   Home Loan
                                   598D.010 et seq.

                                   Effective October 1, 2003
---------------------------------- ------------------------------------------------- --------------------------------
New Jersey               New Jersey Home Ownership  Security Act of 2002,  High Cost Home Loan
                                   N.J. Rev. Stat.ss.ss.46:10B-22 et seq.

                                   Effective for loans closed on or after  November
                                   27, 2003
---------------------------------- ------------------------------------------------- --------------------------------
New Mexico                         Home Loan  Protection  Act, N.M.  Rev.  Stat.ss.ss.  High Cost Home Loan
                                   58-21A-1 et seq.

                                   Effective  as of January 1, 2004;  Revised as of
                                   February 26, 2004
---------------------------------- ------------------------------------------------- --------------------------------
New York                           N.Y. Banking Law Article 6-l                         High Cost Home Loan

                                   Effective  for  applications  made  on or  after
                                   April 1, 2003
---------------------------------- ------------------------------------------------- --------------------------------
North Carolina                     Restrictions  and  Limitations on High Cost Home     High Cost Home Loan
                                   Loans, N.C. Gen. Stat.ss.ss.24-1.1E et seq.

                                   Effective July 1, 2000;  amended October 1, 2003
                                   (adding open-end lines of credit)
---------------------------------- ------------------------------------------------- --------------------------------
Ohio                               H.B. 386  (codified  in various  sections of the     Covered Loan
                                   Ohio  Code),  Ohio Rev.  Code Ann.ss.ss.1349.25 et
                                   seq.

                                   Effective May 24, 2002
---------------------------------- ------------------------------------------------- --------------------------------
Oklahoma                           Consumer   Credit  Code   (codified  in  various     Subsection 10 Mortgage
                                   sections of Title 14A)

                                   Effective  July  1,  2000;   amended   effective
                                   January 1, 2004
---------------------------------- ------------------------------------------------- --------------------------------
South Carolina                     South  Carolina High Cost and Consumer               High Cost Home Loan
                                   Home Loans Act,  S.C.  Code Ann.ss.ss.37-23-10 et
                                   seq.

                                   Effective  for loans  taken on or after  January
                                   1, 2004
---------------------------------- ------------------------------------------------- --------------------------------
West Virginia                      West Virginia  Residential Mortgage Lender,  West Virginia
                                   Broker and Servicer Act, W.  Va.  Code               Mortgage Loan Act Loan
                                   Ann.ss.ss.31-17-1 et seq.

                                   Effective June 5, 2002
---------------------------------- ------------------------------------------------- --------------------------------

STANDARD & POOR'S COVERED LOAN CATEGORIZATION

---------------------------------- ------------------------------------------------- --------------------------------
       State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------- ------------------------------------------------- --------------------------------
Georgia                            (Oct.   Georgia  Fair Lending  Act,  Ga.  Code       Covered Loan
                                   1, 2002 - Mar. 6, 2003) Ann.ss.ss.7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------- ------------------------------------------------- --------------------------------
New Jersey                         New Jersey Home Ownership  Security Act of 2002,     Covered Home Loan
                                   N.J. Rev. Stat.ss.ss.46:10B-22 et seq.

                                   Effective November 27, 2003 - July 5, 2004
---------------------------------- ------------------------------------------------- --------------------------------

STANDARD & POOR'S HOME LOAN CATEGORIZATION

---------------------------------------------------------------------------------------------------------------------
       State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------- ------------------------------------------------- --------------------------------
Georgia                            (Oct.   Georgia  Fair Lending  Act,  Ga.             Code  Home Loan
1, 2002 - Mar. 6, 2003)            Ann.ss.ss.7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------- ------------------------------------------------- --------------------------------
New Jersey                         New Jersey Home Ownership  Security Act of 2002,     Home Loan
                                   N.J. Rev. Stat.ss.ss.46:10B-22 et seq.

                                   Effective for loans closed on or after  November
                                   27, 2003
---------------------------------- ------------------------------------------------- --------------------------------
New Mexico                         Home Loan  Protection  Act, N.M.  Rev.  Stat.ss.ss.  Home Loan
                                   58-21A-1 et seq.

                                   Effective  as of January 1, 2004;  Revised as of
                                   February 26, 2004
---------------------------------- ------------------------------------------------- --------------------------------
North Carolina                     Restrictions  and  Limitations on High Cost Home     Consumer Home Loan
                                   Loans, N.C. Gen. Stat.ss.ss.24-1.1E et seq.

                                   Effective July 1, 2000;  amended October 1, 2003
                                   (adding open-end lines of credit)
---------------------------------- ------------------------------------------------- --------------------------------
South Carolina                     South  Carolina High Cost and Consumer               Consumer Home Loan
                                   Home Loans Act,  S.C.  Code Ann.ss.ss.37-23-10 et
                                   seq.

                                   Effective  for loans  taken on or after  January
                                   1, 2004
---------------------------------- ------------------------------------------------- --------------------------------

                                                    SCHEDULE A

                                          Schedule of Mortgage Loans with
                                             Defective Mortgage Files